UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2007
APPLIED INNOVATION INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21352	31-1177192

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)
5800 Innovation Drive
Dublin, Ohio 43016
(614) 798-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Merger Agreement
     On February 22, 2007, Applied Innovation Inc. (“Applied”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with KEG Holdings, Inc. (“KEG”), the parent company of Kentrox, LLC (“Kentrox”), and Buckeye Merger Co., a wholly-owned subsidiary of KEG (“Merger Sub”). Under the Merger Agreement, Merger Sub will be merged with and into Applied (the “Merger”), with Applied continuing after the Merger as the surviving corporation and a subsidiary of KEG. At the effective time of the Merger each issued and outstanding share of Applied’s common stock (the “Common Stock”) will be converted into the right to receive $3.45 in cash (the “Merger Consideration”), subject to upward or downward adjustment based on Applied’s Combined Adjusted Working Capital at closing, which is equal to the Company’s Total Current Assets, plus the Company’s Investments, less the Company’s Total Liabilities.
     If the Combined Adjusted Working Capital is between $36,955,448 and $37,955,448, there shall be no adjustment to the Merger Consideration. If the Combined Adjusted Working Capital is less than $36,955,448, then the Merger Consideration shall be adjusted to equal an amount per share equal to:
     (i): ($3.45 multiplied by the number of non-dissenting shares of the Company’s common stock outstanding immediately prior to closing) minus ($36,955,448 minus the Combined Adjusted Working Capital), divided by:
     (ii) the number of non-dissenting shares of the Company’s common stock outstanding immediately prior to closing.
     If the Combined Adjusted Working Capital is greater than $37,955,448, then the Merger Consideration shall be adjusted to equal an amount per share equal to:
     (i) ($3.45 multiplied by the number of non-dissenting shares of the Company’s common stock outstanding immediately prior to closing) plus (the Combined Adjusted Working Capital minus $37,955,448), divided by:
     (ii) the number of non-dissenting shares of the Company’s common stock outstanding immediately prior to closing.
     In addition, each holder of a vested option to purchase shares of Common Stock will be entitled to receive a per share cash payment equal to the amount by which the Merger Consideration exceeds the exercise price of such option (if any), less any applicable withholding taxes.
     Applied has made customary representations and warranties and agreed to customary covenants in the Merger Agreement. The completion of the Merger is subject to approval of the Merger Agreement by Applied’s stockholders and other customary closing conditions. The transaction is not subject to any financing condition.
     The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, Applied may be required to pay KEG a termination fee equal to $1,000,000 or KEG may be required to pay Applied a termination fee equal to $1,000,000.
     Following the Merger, Applied will cease to be a reporting company under the Securities Exchange Act of 1934, as amended, and its Common Stock will cease to be traded on the Nasdaq Global Market.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto. The Merger Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about Applied or the other parties thereto. In particular, the assertions embodied in Applied’s representations and warranties contained in the Merger Agreement are qualified by information in the disclosure schedule provided by Applied to KEG in connection with the signing of the Merger Agreement. This disclosure schedule contains information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Applied and KEG rather than establishing matters as facts. Accordingly, investors and securityholders should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual state of facts about Applied or KEG.
Additional Information and Where to Find It
     In connection with the proposed merger, Applied will be filing a proxy statement and relevant documents concerning the transaction with the Securities and Exchange Commission (the “SEC”). Investors and security holders of Applied are urged to read the proxy statement and other relevant documents filed with the SEC when they become available, because they will contain important information. Investors and security holders may obtain free copies of the proxy statement and other documents when they become available by contacting Applied Investor Relations through the Applied website at http://www.appliedinnovation.com/investors or by mail at Applied Innovation Inc., 5800 Innovation Drive, Dublin, OH 43016, Attn: Investor Relations. In addition, documents filed with the SEC by Applied are available free of charge at the Securities and Exchange Commission’s website at http://www.sec.gov.
     Applied and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Applied in connection with the proposed transaction. Information concerning the special interests of these directors, executive officers and other members of Applied’s management and employees in the proposed transaction will be included in the proxy statement of Applied described above. Information regarding Applied directors and executive officers is also available in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (filed March 20, 2006), and in its proxy statement for its 2006 Annual Meeting of Shareholders, filed with the SEC on April 12, 2006 on Schedule 14A. These documents are available free of charge at the SEC’s website at www.sec.gov and from Investor Relations at Applied as described above.
Item 7.01 Regulation FD
     On February 23, 2007, Applied and KEG issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     Pursuant to General Instruction F of Form 8-K, a copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in this Item 7.01 of Form 8-K, as well as Exhibit 99.1, shall not be treated as “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Safe Harbor Statement
     This communication contains forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, particularly those statements regarding the effects of the proposed merger and those preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “estimates,” or similar expressions. Forward-looking statements relating to expectations about future results or events are based upon information available as of today’s date, and there is no assumed obligation to update any of these statements. The forward-looking statements are not guarantees of future performance, and actual results may vary materially from the results and expectations discussed. For instance, although Applied and KEG have signed an agreement for Merger Sub to merge with and into Applied, there is no assurance that they will complete the proposed merger. The proposed merger may not occur if the companies do not receive necessary approval of Applied’s stockholders, or if it is blocked by a governmental agency, or if either Applied or KEG fail to satisfy other conditions to closing. Other risks and uncertainties to which the companies are subject are discussed in the companies’ reports filed with the Securities and Exchange Commission (the “SEC”) under the caption Risk Factors and elsewhere, including, without limitation, Applied’s Annual Report on Form 10-K for the year ended December 31, 2005 (filed March 20, 2006), Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (filed November 13, 2006), Quarterly Report on Form 10-Q for the quarter ended June 30, 2006 (filed August 11, 2006), and Quarterly Report on Form 10-Q for the quarter ended March 31, 2006 (filed May 12, 2006). Copies of Applied’s filings with the SEC can be obtained on Applied Innovation’s website, or at the SEC’s website at www.sec.gov. One or more of these factors have affected, and could affect Applied’s business and financial results in future periods, and could cause actual results and issues related to the merger transaction to differ materially from plans and projections. Any forward-looking statement is qualified by reference to these risks, uncertainties and factors. Forward-looking statements speak only as of the date of the documents in which they are made. These risks, uncertainties and factors are not exclusive, and Applied undertakes no obligation to publicly update or review any forward-looking statements to reflect events or circumstances that may arise after the date of this release, except as required by law.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 22, 2007, among KEG Holdings, Inc., Buckeye Merger Co. and Applied Innovation Inc.
99.1	Press Release of the Company, dated February 23, 2007, entitled “Applied Innovation to be Acquired by KEG Holdings, Inc.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Innovation Inc.

Date: February 23, 2007	By:	/s/ William H. Largent

William H. Largent, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 22, 2007, among KEG Holdings, Inc., Buckeye Merger Co. and Applied Innovation Inc.
99.1	Press Release of the Company, dated February 23, 2007, entitled “Applied Innovation to be Acquired by KEG Holdings, Inc..”